Restructuring expense	6 Months Ended
Jun. 30, 2025
Restructuring Expense [Abstract]
Restructuring expense	Restructuring expense
On June 10, 2025, Molecular Partners announced a planned operational efficiency initiative (“restructuring 2025”), which included a reduction in headcount within R&D. As a result, 34 positions - primarily in R&D, but also some supporting functions - were impacted.
For the six months ended June 30, 2025, the Group recognized TCHF 2,617 as an expense, all of which was provided for as at June 30, 2025. The restructuring charges primarily consist of personnel related cost and the majority is expected to lead to cash outflow during the second half of 2025 .